FCX
Freeport-McMoRan

Cu
Copper

Au
Gold

1st Qtr 2006
Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and
Chief Executive Officer

Kathleen L. Quirk
Senior Vice President,
Chief Financial Officer

Mark J. Johnson
Senior Vice President and
Chief Operating Officer

April 18, 2006

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected operating cash flows, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the company's Board of Directors and will depend on the company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit cost per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed April 18, 2006.

The Elements of Shareholder Value

Grasberg: World's Largest Copper & Gold Reserve


FCX
Freeport-McMoRan
Cu
Copper
Au
Gold
The Elements of Shareholder Value

- The Right Asset
- The Right Time
- The Right Financial Strategy
- A Bright Future

1st Qtr. 2006 Highlights

	PT-FI Sales 1Q06	
	Volumes	Realization
Copper	225 mm lbs	$2.43/lb
Gold	472,500 ozs	$556/oz ($406/oz. after revenue adjustment for Gold Preferred redemption)

- **Net Income: $252 Million ($1.23/diluted share)**
  - Includes Losses of $37.9 Million ($0.17/share) on Redemptions of Debt, Primarily FCX PRC
- **Operating Cash Flows:**
  - Used $124 Million including $501 Million for Working Capital Requirements
  - Expect Significant Cash Flows in Balance of Year
- **Capital Expenditures of $52 Million**
- **1Q06 Total Debt $1.1 Billion ($0.8 Billion Net of $284MM Cash)**
- **Common Stock Dividends Totaled $153 Million ($0.8125 per Share)**
  - Includes 50¢ Supplemental Dividend

Full Year Outlook

- **PT-FI Copper and Gold Sales Expected to Total 1.3 Billion lbs. and 1.7 Million ozs.**

	1Q06	2Q – 4Q06e	2006e
Copper (MM lbs)	225	1,050	1,275
Gold (M ozs)	472	1,215	1,687
Net Cash Costs (per lb)	40¢	57¢ (1)	54¢ (1)

- **At Prices of $2.25 Copper and $550 Gold in Balance of Year, Operating Cash Flows Expected to Approximate $1.2 Billion(2)**
  - **Operating Cash Flows of Over $1.3 Billion in Remaining Three Quarters, Approximately $700 Million Excess Cash Flow, Net of Capital Expenditures, Scheduled Debt Payments, Dividends and Other Requirements**

(1) Based on copper price of $2.25 per pound and gold price of $550 per ounce for the remainder of 2006.

(2) Each 10¢ change in copper in balance of the year would impact this estimate by approximately $50 MM, and each $25/oz change in gold in balance of the year would have an approximate $15 MM impact.

e = estimate. Amounts are projections; see cautionary statement.

Positive Markets



2,000
1,750
1,500
1,250
1,000
750
500
250
0
000's Metric Tons
300
250
200
150
100
50
0
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06

**LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.*



London Gold Price
$650
$560
$470
$380
$290
$200
$ per oz.
ECB
Announcement
Producer Hedging
Announcements
Sept. 11
Attacks on U.S.
Prior to Iraqi
Conflict
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05

Grasberg Open Pit



8N
8E
6N
6S
6E
8S
7S
N

- *In 2005, Pushback 6S was our primary source of high-grade ore.*
- *Pushbacks 6N & 6E to provide the majority of the ore from the Grasberg in 2006*
- *Pushback 7S to provide the majority of the ore in 2007 and 2008*

Mine Plan Review

- We update plans for latest data & conditions, with the objective of operating safely, managing risks & maximizing economic values.
- We are currently undertaking studies to include recent geotechnical data in our plans. Studies to be completed & plans revised in 3Q.

2006-2010 Metal Plan

- Previous est. averaged 1.3 billion lbs/1.9 million ozs per year
- While ongoing analyses may alter expectations, analyses to date indicate deferral of high grade ore from 2007/2008.
- While annual impacts may be significant, estimates expected within 5% of the previously reported projected amounts over the 5-year period

Life-of-Mine

- We are also incorporating the new data into our longer range mine plans to assess the optimal design of the Grasberg open pit, which may affect the timing of our development of the Grasberg block cave ore body.

Mining Sequence in 2006

Copper Equivalent Cross Section



A
B
8N
6N
End
6S 2005
1Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section


A
B
7S
6N
End
2005
2Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section


A
B
7S
6N
End 2005
6E
3Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section



A
B
7S
6N
End
2005
4Q06
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

2006 Outlook
Quarterly Payable Metal Sales


PT-FI's share of Copper
1.3 billion pounds
Pounds in millions
500
400
300
200
100
0
225
280
280
490
40%
60%
1Q06
2Q06
3Q06
4Q06
Actual
Estimate


PT-FI's share of Gold
1.7 million ounces
Ounces in thousands
625
500
375
250
125
0
472
275
320
620
44%
56%
1Q06
2Q06
3Q06
4Q06
Actual
Estimate

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
6N & 7S are the Primary Ore Pushbacks in 2007
8N
7S
End 2006
6N
2007
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2008

Copper Equivalent Cross Section



A
B
7S is the Primary Ore Pushback
in 2008
8N
8S
7S
End
2007
2008
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
8S is the Primary Ore Pushback
in 2009
8N
8S
End
2008
7S
2009
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8N is the Primary Ore Pushback
in 2010
8N
End
2009
8S
2010
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

PT-FI Mine Plan (January 2006*)
PT-FI's Share of Metal Sales, 2006e-2010e

2006e – 2010e PT-FI Share	2006e – 2010e PT-FI Share
Total: 6.5 billion lbs	Total: 9.6 million ozs
Annual Average: 1.3 billion lbs*	Annual Average: 1.9 million ozs*



Copper, billion lbs
Gold, million ozs
1.3
1.7
1.2
2.0
1.5
2.4
1.2
1.6
1.3
1.9
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

**Mine plans based on latest available data and studies. We are currently undertaking studies to incorporate recent geotechnical data in our future mine plans. These studies are expected to be completed and mine plans revised in 3Q06. While annual impacts may be significant, preliminary estimates of total metal sale volumes for PT-FI are expected to be within 5% of the January 2006 mine plan.*

Unit Production Costs

(per pound of copper)

	1Q06	2Q-4Q06e[(1)]	2006e[(1)]
Cash Unit Costs			
Site Production & Delivery	122¢	81¢	88¢
Royalties	9	7	8
Treatment Charges	38	33	33
Gold/Silver Credits	(129)	(64)	(75)
Net Cash Unit Costs	40¢	57¢	54¢

(1) Estimate based on 2006 volumes of 1.3 billion pounds of copper and 1.7 million ounces of gold with pricing of $2.25 copper and $550 gold for balance of year.

NOTE: Amounts above are projections. See Cautionary Statement.

Development Projects

- DOZ 50K Expansion
- Common Infrastructure
- On-going Mill Optimization
  - High Pressure Grinding Rolls
- Big Gossan

Common Infrastructure

Access to Underground Reserves



Grasberg Block Cave "Spur"
Big Gossan
MLZ/DMLZ "Spur"
Big Gossan "Spur"
Common Infrastructure

Big Gossan "Spur"

Development of access to the Big Gossan via Common Infrastructure has begun. Work on the terminal facilities at the Big Gossan will begin in the second half of the year.



2Q 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg UG
Grasberg Pit
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
MLA
Dom BC
Dom Pit
Mill
2H 2006
Lower access to Big Gossan
March 2006
2.8 km in each tunnel completed
Common Infrastructure
COW A Ore Bodies
Plan View
N
2004
Portal construction started (April)
Tunnel development started (July)
Portals (Ridge Camp)

FCX Capital Expenditures


($ in millions)
2006 – 2010 Annual Average ~ $200 Million
AC & Other
PT-FI
Long-term Projects*
$143
$129
$250
$230
$115
$215
$190
$100
$185
$175
$100
$170
$160
$75
$170
$165
$80
2005
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.

* *Includes PT-FI's share of capital expenditures for Common Infrastructure, DOZ 50K Expansion, Grasberg Block Cave Spur & Development and Big Gossan. Planned capital subject to change pending ongoing studies to optimize open pit and underground operations.*

FCX Debt Maturities

($ in millions)


March 31, 2006
Total Debt $ 1,101
Less Cash ($284)
Total After Cash $ 817
$1,000
$800
$600
$400
$200
$0
$87
$48
$14
$14
$282
10⅛% Senior Notes
Callable 1Q07
$316
7% Conv. Notes
Convert price: $30.87 per share
$340
6⅞% Senior Notes
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

FCX Operating Cash Flows (Annual Avg. 2006e-2010e) at Varying Copper & Gold Prices

($ in millions, except copper and gold prices)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Operating Cash Flows
5%
Lower
Volumes*
2006e-2010e Avg.
5%
Lower
Volumes*
$1.25
$1.50
$1.75
$2.00
$450
Copper Sensitivities
$400
$450
$500
$550
$1.50
Gold Sensitivities

* 5-year average based on 2006-2010 copper and gold sales averaging 1.3 billion pounds and 1.9 million ounces per January 2006 mine plan. We are currently undertaking studies to incorporate geotechnical data in our future mine plans. These studies are expected to be completed and mine plans revised in 3Q06. While annual metal impacts may be significant, preliminary estimates of total metal sale volumes for PT-FI are expected to be within 5% of the January 2006 mine plan. Assuming $2.25/lb copper and $550/oz gold for remainder of the year, 2006 operating cash flows would approximate $1.2 billion.

e = estimate. Amounts are projections; see cautionary statement.

Financial Policy

- Maintain Strong Balance Sheet and Financial Flexibility
- Maintain Regular Quarterly Dividend That Can Be Sustained Within Broad Range of Commodity Prices
- In Periods of High Commodity Prices, Supplement Regular Dividend With Special Dividends/Share Purchases

Historical Shareholder Returns

- **$1.5 Billion in FCX Open Market Purchases Since 1995 Spin-off**
  - **80 Million Shares in Open Market Purchases at an Average Price of $18.66 per Share**

- **$2.16 Billion in Common Stock Dividends Since 1988**
  - **$846 Million Since 2003**

$3.65 Billion in Total

Long Track Record for Returning Cash to Shareholders

NOTE: In addition, FCX acquired 23.9 million shares from Rio Tinto in 1Q04 for $36.85 per share using proceeds from the issuance of convertible perpetual preferred stock

Summary

- Strong Cash Flow Generator
- Long-lived Reserves
- Unhedged Exposure to Copper & Gold Markets
- Improved Balance Sheet/Enhanced Shareholder Returns
- Attractive Valuation